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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 15, 2005

                      PORTRAIT CORPORATION OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                         0-8550                57-1208051
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

     815 Matthews-Mint Hill Road, Matthews, North Carolina          28105
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           (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (704) 847-8011

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

On July 18, 2005, Portrait Corporation of America, Inc. (the "PCA") issued a press release announcing that on July 15, 2005 its subsidiaries, PCA LLC and PCA Finance Corp., as co-issuers, closed an offering of $50 million aggregate principal amount of 14% senior secured notes due 2009.

On the same day, PCA also issued a press release announcing that on July 15, 2005 PCA and certain of its subsidiaries entered into a $10 million senior secured revolving credit facility and a $20 million letters of credit facility with Wells Fargo Foothill part of Wells Fargo and company, as arranger and administrative agent.

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein in their entirety by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
(c)       Exhibits

99.1      Press release dated July 18, 2005.

99.2      Press release dated July 18, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PORTRAIT CORPORATION OF AMERICA, INC.

Date: July 18, 2005                        By: /s/ Barry J. Feld
                                               --------------------------------
                                               Barry J. Feld
                                               President and Chief Executive
                                               Officer